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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 3, 2004

                           ELECTRONIC GAME CARD, INC.
               (Exact Name of Registrant as Specified in Charter)



           Nevada                      0-25853                  87-0570975
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)

                             2nd Floor 32 Haymarket
                                 London SW1Y 4TP
               (Address of Principal Executive Offices) (ZIP Code)

     Registrant's telephone number, including area code: 011 44 207 451 2480

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

The Company has been verbally informed by the Securities and Exchange Commission that the effective date for the SB-2 Registration Statement filed on May13, 2004 is May 27, 2004 at 5.00pm. Written confirmation is expected in due course.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b) Not Applicable

(c) Exhibits. None

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC GAME CARD, INC.

By: /s/ John R Bentley
   ---------------------------------
        John R Bentley
        Chief Executive Officer



Date: June 3, 2004